                                                                    EXHIBIT 10.1


                                 [NORTEL LOGO]


                           NORTEL NETWORKS CORPORATION

                                      1986

                               STOCK OPTION PLAN,

                             AS AMENDED AND RESTATED

                                                                   [NORTEL LOGO]

                           NORTEL NETWORKS CORPORATION

                                      1986

                               STOCK OPTION PLAN,

                             AS AMENDED AND RESTATED

1.   BACKGROUND; PURPOSE OF THE PLAN

The purpose of the Plan is to promote the long term success of Nortel Networks by providing financial incentives to Key Employees. The Plan is designed to encourage Key Employees to acquire a proprietary interest in the Corporation, to provide them with additional incentive to further the growth and development of Nortel Networks, to encourage them to remain in the employment of Nortel Networks and to assist Nortel Networks in attracting individuals with experience and ability.

The Plan has been amended and restated to reflect the transactions contemplated by the plan of arrangement (the "Plan of Arrangement") described in the Amended and Restated Arrangement Agreement, made as of January 26, 2000, as amended and restated March 13, 2000, among BCE Inc., Nortel Networks Corporation, New Nortel Inc. and the other parties thereto. In connection with the Plan of Arrangement, New Nortel Inc. acquired from the holders of the common shares (other than BCE Inc. and its affiliates) of Nortel Networks Corporation all of the Nortel Networks Corporation common shares then held by such shareholders in exchange for an equal number of common shares of New Nortel Inc. and each shareholder of BCE Inc. received approximately 0.78 common shares of New Nortel Inc. for each common share of BCE Inc. then held by such BCE shareholder. On the effective date of the Plan of Arrangement, the common shares of New Nortel Inc. were listed on the New York Stock Exchange and The Toronto Stock Exchange in substitution for the common shares of Nortel Networks Corporation. As part of the Plan of Arrangement, Nortel Networks Corporation changed its name to Nortel Networks Limited ("Nortel Limited") and New Nortel Inc. changed its name to Nortel Networks Corporation ("Nortel Networks" or the "Corporation").

In connection with the Plan of Arrangement and effective as of May 1, 2000, the effective date of the Plan of Arrangement (the "Restatement Effective Date"),
(i) Nortel Networks assumed and adopted the Plan and all then outstanding awards granted under the Plan and the Board of Directors of Nortel Networks succeeded to all of the powers and responsibilities of the Board of Directors of Nortel Limited under the Plan and (ii) awards granted or to be granted under the Plan and the shares subject to the Plan were adjusted and relate to the common shares of Nortel Networks.

2.   DEFINITIONS

For purposes of the Plan, the terms contained in this Section shall have the following meanings.

"affiliated companies" shall have the meaning ascribed to the term "affiliated bodies corporate" in Section 2(2) of the CBCA.

"affiliated entities" shall mean (a) "affiliated companies" and (b) such other companies, partnerships, or other legal entities in which the Corporation has an investment or participates as the Committee may determine for the purposes of any of the provisions of the Plan.

"Board of Directors" shall mean the Board of Directors of the Corporation.

"Canadian Option" shall mean an Option for which the Subscription Price shall be stated and payable in Canadian dollars.

"CBCA" shall mean the Canada Business Corporations Act, R.S.C. 1985, c.C-44, as amended.

"Code" shall mean the United States Internal Revenue Code of 1986, as amended.

"Committee" shall mean the management resources and compensation committee constituted by the Board of Directors and described in Section 3 hereof or such other committee as may be designated by the Board of Directors from time to time to administer the Plan.

"Corporation" shall mean Nortel Networks Corporation (known prior to the Plan of Arrangement as New Nortel Inc.) or its successors.

"Effective Date" shall mean the date on which a Grant of Options shall take effect and the date on which any determination made by the Committee in connection with any such Grant in accordance with Section 5 hereof shall take effect, provided that the Effective Date shall not be a date prior to the date the Committee determines a Grant of Options shall be made and, unless otherwise determined, the Effective Date will be the date the Committee determines a Grant of Options shall be made.

"Election Period" shall mean the period beginning on the third business day following the date on which the Corporation releases for publication its quarterly or annual summary statements of sales and earnings and ending on the thirtieth calendar day following such date.

"Grant" shall mean the number of Options and Stock Appreciation Rights granted to a Key Employee at any time in accordance with Section 5 hereof.

"Incentive Stock Option" shall mean a U.S. Option which qualifies and is designated by the Committee as an Incentive Stock Option within the meaning of
Section 422 of the Code (or any successor provision).

"Key Employee" shall mean any key employee of the Corporation or of any of its affiliated entities, but shall not include a member of the Board of Directors who is not also such a key employee.

"Market Value" of a Share shall mean the average of the high and low prices for a board lot of the Shares traded in Canadian dollars on The Toronto Stock Exchange ("TSE") on the relevant day or, if the volume of Shares traded on the composite tape in the United States exceeds the combined volume of Shares traded in Canadian dollars on the TSE on such relevant day, the average of the high and low prices for a board lot of Shares on the New York Stock Exchange ("NYSE"). The Market Value so determined may be in Canadian dollars or in U.S. dollars. As a result, the Market Value of a Share covered by a Canadian Option shall be either (a) such Market Value as determined above, if in Canadian dollars, or (b) such Market Value as determined above converted into Canadian dollars at the noon rate of exchange of the Bank of Canada on the relevant day, if in U.S. dollars. Similarly, the Market Value of a Share covered by a U.S. Option shall be either (a) such Market Value as determined above, if in U.S. dollars, or (b) such Market Value as determined above converted into U.S. dollars at the noon rate of exchange of the Bank of Canada on the relevant day, if in Canadian dollars. If on the relevant day, there is not a board lot trade in the Shares on each of the TSE and NYSE or there is not a noon rate of exchange of the Bank of Canada, then the Market Value of a Share covered by a Canadian Option and the Market Value of a Share covered by a U.S. Option shall be determined as provided above on the first day immediately preceding the relevant day for which there were such board lot trades in the Shares and a noon rate of exchange. The Market Value of a Share shall be rounded up to the nearest whole cent.

"Non-Qualified Stock Option" shall mean a U.S. Option which does not qualify or which is not designated by the Committee as an Incentive Stock Option within the meaning of Section 422 of the Code (or any successor provision).

"Nortel Networks" shall mean the Corporation and its affiliated entities.

"Option" shall mean an option, granted pursuant to Section 5 hereof, to purchase a Share and shall include a Canadian Option and a U.S. Option.

"Optionee" shall mean an individual to whom a Grant has been made by the Committee pursuant to section 5 hereof.

"Option Period" shall mean the period commencing on the Effective Date of a Grant and ending no later than on the day prior to the tenth anniversary of such Effective Date.

"Parent Corporation" shall have the meaning ascribed thereto in Section 424(e) of the Code (or any successor provision).

"Plan" shall mean the Nortel Networks Corporation 1986 Stock Option Plan, As Amended and Restated (as further amended and restated as of the Restatement Effective Date) as set forth herein, and as the same may be further amended from time to time.

"Plan of Arrangement" shall have the meaning assigned to such term in Section 1 hereof.

"Restatement  Effective  Date" shall have the  meaning  assigned to such term in
Section 1 hereof.

"Retirement" shall mean retirement in accordance with the provisions of any pension or retirement plan of the Corporation or of any of its subsidiaries or affiliated entities covering the Optionee, retirement pursuant to a special pension arrangement entered into by the Corporation or any of its subsidiaries or affiliated entities and an Optionee and applicable in lieu of, or in addition to, any pension or retirement plan of the Corporation or of any of its subsidiaries or affiliated entities or, if the Optionee is not covered by such a plan and/or special pension arrangement, as determined by the Committee.

"Securities Act" shall mean the United States Securities Exchange Act of 1934, as amended.

"Shares" shall mean the common shares of the Corporation and "Share" shall mean a common share of the Corporation.

"Stock Appreciation Right" shall mean a right, granted pursuant to Section 5 hereof, to receive payment of the amount calculated in accordance with the provisions of Section 7(b) hereof.

"Stock Split" shall mean the subdivision on a two-for-one basis of the Shares that became effective at the close of business on the fourth trading day on The Toronto Stock Exchange following the effective date of the Plan of Arrangement.

"Subscription Price" of a Share shall mean the price payable by an Optionee to purchase one Share on the exercise of an Option, which shall not be less than 100 percent of the Market Value of a Share on the Effective Date of the Grant of the Option covering such Share,

"subsidiary" shall have the meaning ascribed to the term "subsidiary body corporate" in Section 2(5) of the CBCA.

"Subsidiary Corporation" shall have the meaning ascribed thereto in Section 424(f) of the Code (or any successor provision).

"U.S. Option" shall mean an Option for which the Subscription Price shall be stated and payable in United States dollars.

3.   ADMINISTRATION

The Committee shall administer the Plan in accordance with its terms. The Committee shall consist of three or more persons, all of whom shall be members of the Board of Directors. In addition to the other powers granted to the Committee under the Plan and subject to the terms of the Plan, the Committee shall have full and complete authority to interpret the Plan, to prescribe such rules and regulations and make all determinations necessary or desirable for the administration of the Plan. Any such interpretation, rule, determination or other act of the Committee shall be conclusively binding upon all persons.

Members of the Committee shall be appointed by, and serve at the pleasure of, the Board of Directors. Vacancies occurring in the membership of the Committee shall be filled by appointment by the Board of Directors. The Committee shall keep minutes of its meetings. Acts approved in writing by all members of the Committee shall be valid acts of the Committee.

No member of the Committee or the Board of Directors shall be liable for any action or determination made in good faith pursuant to the Plan. To the full extent permitted by law, the Corporation shall indemnify and save harmless each person made, or threatened to be made, a party to any action or proceeding by reason of the fact that such person is or was a member of the Committee or is or was a member of the Board of Directors and, as such, is or was required to take action pursuant to the terms of the Plan.

The Committee may, in its discretion, delegate such of its powers, rights and duties under the Plan, in whole or in part, to such committee, person or persons as it may determine, from time to time, on terms and conditions as it may determine.

4.   SHARES SUBJECT TO THE PLAN

The maximum aggregate number of Shares with respect to which Grants may be made under the Plan, as adjusted to reflect the Stock Split, shall not exceed 432,000,000 Shares, subject to adjustment as provided for in Section 8 hereof. The 37,718,040 (as adjusted to reflect the Stock Split) issued on the exercise of Options prior to April 27, 1995 shall not be included in the calculation of the aggregate number of Shares with respect to which Grants may be made. Subject to the foregoing and also subject to any adjustments provided for in Section 8 hereof, the maximum number of Shares with respect to which Grants may be made under the Plan in any calendar year shall be equal to (a) (i) for 1986 through 1991, 0.5 percent, (ii) for 1992, 0.7 percent, (iii) for 1993 and 1994, 1.5 percent, (iv) for 1995 through 1998, 2.0 percent, and (v) for 1999 and any year thereafter, 3.0 percent of the issued and outstanding Shares of the Corporation as of January 1 in such year plus (b) such cumulative number of Shares calculated in accordance with (a) above, for each prior year or years in which the Plan was in effect, which are not covered by Grants made under the Plan in such year or years and such cumulative number of Shares which were previously covered by Grants made under the Plan which have been cancelled or forfeited in accordance with the Plan, including, for greater certainty, options which have expired (except where an option covered by a grant has expired by reason of the exercise of a related Stock Appreciation Right).

The aggregate number of Shares reserved for issuance pursuant to stock options granted by the Corporation to an Optionee, whether under the Plan or pursuant to any other stock option plan or other arrangement, shall not exceed the lesser of
(i) 100,000,000 Shares (as adjusted to reflect the Stock Split) or (ii) five percent of the number of Shares issued and outstanding at any time. In addition, at no time shall the number of Shares reserved for issuance under the Plan, together with the number of Shares reserved for issuance under any other Share Compensation Arrangement, result in:

(a) the number of Shares reserved for issuance pursuant to stock options granted by the Corporation to Insiders exceeding ten percent of the issued and outstanding Shares;

(b) the issuance to Insiders, within a one-year period, of a number of Shares exceeding ten percent of the Outstanding Issue; or

(c) the issuance to any one Insider and such Insider's Associates, within a one-year period, of a number of Shares exceeding five percent of the Outstanding Issue.

For this purpose only, the terms "Associate", "Insider" and "Share Compensation Arrangement" and the term "Outstanding Issue" shall have the meaning ascribed to such terms in Section 627 and Section 629 of The Toronto Stock Exchange Company Manual, as amended. The number of Shares reserved for issuance or issued to an Insider prior to the date on which the individual became an Insider shall be excluded for purposes of determining the number of Shares reserved for issuance or issued to an Insider.

The Grant of an Option with a related Stock Appreciation Right where the Option was granted on a cancellation basis, as provided in Section 6(c) hereof, shall be considered to have been made with respect to one Share, unless and until such Option and its related Stock Appreciation Right both expire or terminate for any reason, without being exercised, in which case such Share shall again become available for Grants under the Plan.

The Grant of an Option with a related Stock Appreciation Right where the Option was granted on a simultaneous basis, as provided in Section 6(e) hereof, shall be considered to have been made with respect to two Shares, unless and until such Option and its related Stock Appreciation Right both expire or terminate for any reason, without being exercised, in which case such Shares shall again become available for Grants under the Plan.

The Board of Directors shall authorize from time to time the issue, or the purchase on the open market or in private transactions, of such number of Shares of the Corporation as may be necessary to permit the Corporation to meet its obligations under the Plan.

In the event that during the Option Period of an Option, but prior to the exercise of the Option, the Optionee is employed by the Corporation and/or one or more of its subsidiaries or affiliated entities, the Corporation may request reimbursement from each such subsidiary or affiliated entity of an amount equal to that portion of the deemed employment income received by such Optionee in the exercise of such Option which may reasonably be attributed to the portion of the Optionee's employment with any such subsidiary or affiliated entity during such period.

5.   GRANTS

Subject to the provisions of the Plan, the Committee shall, from time to time, determine the Key Employees to whom Grants be made based on their current and potential contribution to the success of Nortel Networks. At such time, the Committee shall also:

(a) determine, in connection with each Grant, to grant Options with or without Stock Appreciation Rights;

(b) determine, in connection with each Grant, the Effective Date thereof and the number of Options and Stock Appreciation Rights to be granted, provided that in no case shall the number of Stock Appreciation Rights in a Grant exceed the number of Options in such Grant;

(c) determine, in connection with each Grant, that the Options granted shall be either Canadian Options or U.S. Options and, if U.S. Options, either Incentive Stock Options or Non-Qualified Stock Options or a combination thereof (provided that no U.S. Option shall be treated as an Incentive Stock Option unless the Committee so determines and the instrument evidencing the Grant so provides);

(d) determine, in connection with each Grant, the Subscription Price applicable to the Share covered by each Option included in such Grant;

(e) determine, in connection with each Grant, the Option Period applicable thereto;

(f) determine, in connection with each Grant, whether the exercise of any Option shall automatically entitle the Optionee to be granted additional Options and the terms and conditions applicable to any such additional Options, provided that the Subscription Price of a Share to be purchased on the exercise of such additional

     Options shall not be less than 100 percent of the Market Value of a Share on the Effective Date of the Grant of such additional Options; and

(g) determine the other terms and conditions (which need not be identical and which, without limitation, may include non-competition provisions) of all Options and Stock Appreciation Rights covered by any Grant.

6.   TERMS AND CONDITIONS OF OPTIONS

The Options covered by a Grant shall be evidenced by an instrument, in such form as the Committee shall from time to time approve, which shall comply with, and be subject to, the terms and conditions set out in this Section and which may contain such other terms, not inconsistent with the terms and conditions contained in this Section, as the Committee may determine.

(a)  NUMBER OF SHARES

     Each Grant shall state the number of Options covered thereby and state that each such Option shall give the right to purchase one Share.

(b)  SUBSCRIPTION PRICE

     The Subscription Price of the Share covered by an Option shall be 100 percent of the Market Value of a Share on the Effective Date of the Grant of the Option stated and payable in Canadian dollars, if a Canadian Option, and in United States dollars, if a U.S. Option, unless the Committee makes a determination that the Subscription Price shall be higher than such Market Value.

(c)  PAYMENT

     The Subscription Price shall be payable on exercise of the Option:

     (i) in Canadian dollars, if a Canadian Option, or in United States dollars, if a U.S. Option, unless the Committee makes a determination otherwise, and may be paid in cash, or by wire transfer, certified cheque, banker's cheque or bank draft or other similar methods of payment acceptable to the Committee, or any combination thereof;

     (ii)   by the surrender of Shares then owned by the Optionee; or

     (iii) partially in accordance with clause (i) and partially in accordance with clause (ii) of this paragraph.

     Shares surrendered in accordance with clause (ii) or (iii) of this paragraph shall be valued at the Market Value thereof, determined in Canadian dollars if used to purchase a Share covered by a Canadian Option or in United States dollars if used to purchase a Share covered by a U.S. Option, on the date of exercise. The Committee may impose, at any time, such limitations and prohibitions on the use of Shares in payment of the Subscription Price as it deems appropriate, and shall, if appropriate, determine acceptable methods of surrendering Shares as payment of the Subscription Price. No Share certificate shall be issued to an Optionee unless the Subscription Price for the Shares in respect of which such certificate is being issued has been paid in full.

(d)  OPTION PERIOD

     Unless the Committee provides for a shorter Option Period at the time a Grant is made, all or any part of the Options covered by a Grant shall be exercisable, from time to time, within the period commencing on the Effective Date of such Grant and ending on the day prior to the tenth anniversary of the Effective Date of such Grant, except as provided in paragraphs (f), (g), (h) and (i) of this Section.

(e)  BASIS ON WHICH OPTIONS MAY BE EXERCISED

     The Committee shall, in its discretion, determine, at the time a Grant is made, that each Option granted with a Stock Appreciation Right shall be exercisable either:

     (i) on a cancellation basis, in which case the exercise of the Option so exercisable shall cause the cancellation of its related Stock Appreciation Right and vice versa; or

     (ii) on a simultaneous basis, in which case the exercise of the Option so exercisable shall automatically cause the exercise of its related Stock Appreciation Right and vice versa.

(f)  RIGHT TO EXERCISE

     Unless the Committee provides for another period or other periods at the time a Grant is made, and subject to the fulfillment of any other conditions for exercise determined by the Committee at the time a Grant is made, an Optionee shall have the right to exercise 50 percent of the Options covered by a Grant and 100 percent of such Options after a period of 24 and 36 months, respectively, of continuous employment with the Corporation or any of its subsidiaries or affiliated entities, from the Effective Date of such Grant. The Committee may accelerate the right of an Optionee to exercise all or any part of the Options covered by a Grant not then exercisable.

     No Option shall be exercisable within a period of 12 months from the Effective Date of the Grant of such Option, except pursuant to an acceleration by the Committee of the right to exercise any Option or as approved by the Board of Directors.

(g)  RIGHT TO EXERCISE IN THE EVENT OF DEATH

     In the event of death of an Optionee, either while in the employment of the Corporation or any of its subsidiaries or affiliated entities or after Retirement, the Optionee's estate may exercise the Options covered by any Grant to the Optionee to the extent such Options were exercisable on the day of the Optionee's death or to the extent the Committee accelerates the right of the deceased Optionee to exercise all or any part of the Options covered by such Grant, within 24 months from the day of the Optionee's death, or such shorter period as may be determined by the Committee at or after the time of Grant (but not after the expiration of the Option Period first established by the Committee in connection with such Grant). The Optionee's estate shall include only the executors or administrators of such estate or any person or persons who shall have acquired the right to exercise such Options directly from the Optionee by bequest or inheritance.

(h)  RIGHT TO EXERCISE IN THE EVENT OF RETIREMENT

     In the event of Retirement of an Optionee, the Optionee may exercise the Options covered by any Grant to the extent such Options were exercisable on the Optionee's date of Retirement or to the extent the Committee accelerates the right to exercise all or any part of the Options covered by such Grant, within 36 months from the date of such Retirement or such lesser period as the Committee may fix (but not after the expiration of the Option Period first established by the Committee in connection with such Grant).

(i)  RIGHT TO EXERCISE IN THE EVENT OF TERMINATION OF EMPLOYMENT

     In the event an Optionee's employment with the Corporation or any of its subsidiaries or affiliated entities terminates for any reason (whether wrongful or otherwise) other than death or Retirement, the Optionee may exercise the Options covered by any Grant to the extent such Options were exercisable on the Optionee's last day of employment or to the extent the Committee accelerates the right to exercise all or any part of the Options covered by such Grant, no later than the last day of the Optionee's employment with the Corporation or any of its subsidiaries or affiliated entities or, except for Incentive Stock Options, no later than such other day as the Committee may fix (but not after the expiration of the Option Period first established by the Committee in connection with such Options).

(j)  NON-TRANSFERABILITY

     An Option shall be exercisable during the Optionee's lifetime only by the Optionee or the Optionee's legal guardian and shall not be assignable or transferable, otherwise than by will or the laws governing the devolution of property in the event of death.

(k)  INCENTIVE STOCK OPTIONS

     Notwithstanding anything herein to the contrary (including the right of the Committee to accelerate the right of an Optionee to exercise all or any part of the Options covered by a Grant), the following special provisions shall apply to Incentive Stock Options:

     (i) there shall be an obligation on any Optionee who disposes of a Share acquired on the exercise of an Incentive Stock Option by sale or exchange either (A) within two years after the Effective Date of the Grant in respect of the Incentive Stock Option under which the Share was acquired, or (B) within one year after the acquisition of such Share, to notify the Corporation of such disposition and of the amount realized upon such disposition; and

     (ii) the instrument evidencing the Incentive Stock Options covered by a Grant shall contain such limitations and restrictions upon the grant or exercise of Incentive Stock Options as shall be necessary in order that such Incentive Stock Options be Incentive Stock Options under Section 422 of the Code and may contain such other terms not inconsistent with the terms and conditions contained in this paragraph or with the provisions of Section 422 of the Code, as the Committee may determine.

7.  STOCK APPRECIATION RIGHTS

Each Stock Appreciation Right granted in accordance with Section 5 hereof, shall be subject to the same terms and conditions as the Option to which it relates subject in any event, however, to the following additional terms and conditions.

(a)  RIGHT TO EXERCISE

     Unless the Committee otherwise determines at the time a Grant is made, a Stock Appreciation Right relating to an Option shall only be exercisable if, at any time during the Option Period:

     (i) the Optionee was an insider required to file reports pursuant to the provisions of Section 16 of the Securities Act or any successor provision thereof; or

     (ii) the Optionee was in a position which was rated at a Band 12, or equivalent, or above.

     In either case, the Stock Appreciation Right shall only be exercisable during an Election Period, unless the Committee otherwise determines at the time a Grant is made. In addition, a Stock Appreciation Right relating to an Option shall only be exercisable if the Subscription Price of the Share covered by the related Option is less than the Market Value of a Share on the date of such exercise determined in the same currency as such Subscription Price.

(b)  EFFECT OF EXERCISE

     On exercise of a Stock Appreciation Right which was granted in connection with an Option exercisable on a cancellation basis, the related Option shall be cancelled and the Optionee shall be entitled to receive an amount calculated as provided below. On exercise of a Stock Appreciation Right which was granted in connection with an Option exercisable on a simultaneous basis, the related Option shall automatically be exercised and the Optionee shall be entitled to receive an amount calculated as provided below.

     In either case, the amount payable on exercise of a Stock Appreciation Right shall be equal to the difference between the Market Value of a Share on the date of exercise of the Stock Appreciation Right, determined in the currency of the Subscription Price of the Share covered by the Option to which the Stock Appreciation Right relates, and the Subscription Price of the Share covered by such Option. Such amount shall be multiplied by the number of Stock Appreciation Rights exercised to obtain the cash sum payable on exercise of several Stock Appreciation Rights.

(c)  SETTLEMENT

     The Committee shall have sole discretion to determine the form in which payment in settlement of a Stock Appreciation Right will be made (e.g., cash, cheque, Shares or any combination of forms of payment) except that, the Committee shall not have the discretion to determine that a cash payment will be made in a currency other than the currency of the Subscription Price of the Option to which the Stock Appreciation Right relates.

     If settlement is to be made in the form of Shares, the number of Shares to be distributed shall be the largest whole number of Shares obtained by dividing the cash sum otherwise payable as a result of the exercise of the Stock Appreciation Rights for which settlement is to be made in Shares by the Market Value of a Share on the date of exercise of such Stock Appreciation Rights determined in the same currency as the cash sum otherwise payable. No fractional Share shall be issued in full or partial settlement, in the form of Shares, of all or any part of the Stock Appreciation Rights covered by a Grant.

     The Committee may, in its discretion, provide rules and regulations pursuant to which the Optionee may elect to defer the cash sum otherwise payable in settlement of Stock Appreciation Rights.

(d)  GENERAL

     In the event that during the Option Period of an Option to which a Stock Appreciation Right is related, but prior to the exercise of the Option, the Optionee is employed by the Corporation and one or more of its subsidiaries or affiliated entities or by one or more subsidiaries or affiliated entities of the Corporation, the Corporation may request reimbursement from each such subsidiary or affiliated entity of an amount equal to that portion of the Stock Appreciation Right ultimately paid to the Optionee which may reasonably be attributed to the portion of the Optionee's employment with any such subsidiary or affiliated entity during such period.

8.   EFFECTS OF ALTERATION OF SHARE CAPITAL

In the event that, following the Stock Split:

(a) a dividend shall be declared upon the Shares payable in Shares of the Corporation;

(b) the outstanding Shares shall be changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of another corporation, whether through an arrangement, amalgamation or other similar statutory procedure, or a share recapitalization, subdivision or consolidation;

(c)  there shall be any change, other than those specified in paragraphs (a) and
     (b) of this Section, in the number or kind of outstanding Shares or of any shares or other securities into which such Shares shall have been chanced or for which they shall have been exchanged; or

(d) there shall be a distribution of assets or shares to shareholders of the Corporation out of the ordinary course of business, then, if the Board of Directors shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind of Shares theretofore authorized for issuance pursuant to the Plan but not yet covered by Options, of the Shares then subject to Options, of the Shares generally available for Grants under the Plan and of the Shares available for Grant under the Plan in any calendar year, such adjustment shall be made by the Board of Directors and shall be effective and binding for all purposes.

In the case of any such adjustment as provided for in this Section, the Subscription Price shall be adjusted appropriately to reflect such adjustment. No adjustment provided for in this Section shall require the Corporation to issue a fractional Share and the total adjustment with respect to each Option shall be limited accordingly.

Any adjustment made pursuant to this Section with respect to the terms of an Option shall require a similar modification with respect to the terms of the Stock Appreciation Right to which such Option relates.

9.   AMENDMENT AND TERMINATION

From time to time the Board of Directors, may in addition to its powers under the Plan, add to or amend any of the provisions of the Plan or suspend or terminate the Plan or amend the terms of any Option, or Stock Appreciation Right, under the Plan; provided, however, that (i) any approvals required under any applicable law or stock exchange rules are obtained, and (ii) no such amendment, suspension or termination shall be made at any time which has the effect of adversely affecting the existing rights of an Optionee under the Plan without his or her consent in writing.

10.  REGULATORY APPROVAL

Notwithstanding anything herein to the contrary, the Corporation shall not be obligated to cause to be issued and delivered any certificates evidencing Shares to be delivered pursuant to the Plan, unless and until the Corporation is advised by its legal counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations, rules, orders of governmental or regulatory authorities in Canada, the United States of America and any other applicable jurisdiction, and the requirements of any exchange upon which Shares of the Corporation are listed. The Corporation shall in no event be obligated to take any action in order to cause the issuance and delivery of such certificates to comply with any such laws, regulations, rules, orders or requirements. The Committee may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws, regulations, rules, orders and requirements, that the Optionee or, after his death, the Optionee's estate, as described in Section 6(g) hereof, make such covenants, agreements and representations as the Committee deems necessary or desirable.

11.  MISCELLANEOUS PROVISIONS

No employee shall have any claim or right to be granted Options and Stock Appreciation Rights under the Plan, and the Grant of Options and Stock Appreciation Rights under the Plan shall not be construed as giving an Optionee any right to continue in the employment of the Corporation or any affiliated entity or affect the right of the Corporation or any affiliated entity to terminate the employment of any Optionee.

An Optionee entitled to Shares as a result of the exercise of an Option or Stock Appreciation Right shall not be deemed for any purpose to be, or have rights as, a shareholder of the Corporation by virtue of such exercise, except to the extent a Share certificate is issued therefor and then only from the date such certificate is issued. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such share certificate is issued.

The Corporation may require an Optionee, as a condition of exercise of an Option or Stock Appreciation Right, to pay or reimburse any taxes which are required to be withheld in connection with the exercise of such Option or Stock Appreciation Right.

12.  EFFECTIVE DATE AND TERM OF THE PLAN

The Plan originally became effective upon its adoption by the Board of Directors and approval by the shareholders of the Nortel Limited. Any amendments to the Plan, shall become effective upon their adoption by the Board of Directors, subject, where appropriate, to approval by the shareholders of the Corporation at the next meeting of shareholders of the Corporation or any adjournment thereof, if required. If the shareholders do not approve any amendments to the Plan, the Plan or such amendments shall not be effective, and any and all actions taken prior thereto, including the making of any Grants subject to such approval being obtained, shall be null and void or shall, if necessary, be deemed to have been fully rescinded. The Plan shall terminate on the date determined by the Board of Directors pursuant to Section 9 hereof and no Grants may become effective under the Plan after the date of termination, but such termination shall not affect any Grants which became effective pursuant to the Plan prior to such termination.

The Plan was originally adopted effective January 23, 1986 and was subsequently amended on April 30, 1992 with immediate effect, on April 27, 1995 with immediate effect, on December 28, 1995 with immediate effect, on April 8, 1998 with immediate effect, on February 25, 1999 with immediate effect, on April 29, 1999 with immediate effect, on August 19, 1999 effective September 1, 1999, on April 27, 2000, effective on the Restatement Effective Date, and on January 24, 2002, effective on January 31, 2002.